                                                                 EXHIBIT 99.2

                         MONTHLY SERVICER'S CERTIFICATE
                             BANK ONE, COLUMBUS, NA

                        BANC ONE CREDIT CARD MASTER TRUST
                                  SERIES 1994-A

          The undersigned, a duly authorized representative of BANK ONE, COLUMBUS, NA, as Servicer ("Bank One"), pursuant to the Pooling and Servicing Agreement dated as of November 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-A Supplement (as amended and supplemented, the "Series Supplement"), between Bank One, as Seller and Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

        1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

        2. Bank One is, as of the date hereof, the Servicer under the Agreement.

        3. The undersigned is a Servicing Officer.

        4. This Certificate relates to the Distribution Date occuring on 16-Sep-96.

        5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date. [Or if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default.].

        6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

        7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other pursuant to the Agreement. [or, if there is a Lien, such Lien consists of ]

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11th day of September 1996 .
                           ----        --------------


                         BANK  ONE,  COLUMBUS,  NA
                         as Servicer

                         By:             /s/ THOMAS FERREE
                              -----------------------------------------------
                              Name:                Thomas Ferree
                              Title:               Senior Vice President

                         MONTHLY SERVICER'S CERTIFICATE
                             BANK ONE, COLUMBUS, NA

                        BANC ONE CREDIT CARD MASTER TRUST
                                  SERIES 1994-B

          The undersigned, a duly authorized representative of BANK ONE, COLUMBUS, NA, as Servicer ("Bank One"), pursuant to the Pooling and Servicing Agreement dated as of November 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-B Supplement (as amended and supplemented, the "Series Supplement"), between Bank One, as Seller and Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

        1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

        2. Bank One is, as of the date hereof, the Servicer under the Agreement.

        3. The undersigned is a Servicing Officer.

        4. This Certificate relates to the Distribution Date occuring on 16-Sep-96.

        5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date. [Or if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default.].

        6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

        7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other pursuant to the Agreement. [or, if there is a Lien, such Lien consists of ]

        IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11th day of September 1996 .
                       --------    --------------


                        BANK  ONE,  COLUMBUS,  NA
                        as Servicer

                        By:          /s/ THOMAS FERREE
                             -----------------------------------------------
                             Name:                Thomas   Ferree
                             Title:               Senior Vice President

                         MONTHLY SERVICER'S CERTIFICATE
                             BANK ONE, COLUMBUS, NA

                        BANC ONE CREDIT CARD MASTER TRUST
                                  SERIES 1994-C

          The undersigned, a duly authorized representative of BANK ONE, COLUMBUS, NA, as Servicer ("Bank One"), pursuant to the Pooling and Servicing Agreement dated as of November 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-C Supplement (as amended and supplemented, the "Series Supplement"), between Bank One, as Seller and Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

        1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

        2. Bank One is, as of the date hereof, the Servicer under the Agreement.

        3. The undersigned is a Servicing Officer.

        4. This Certificate relates to the Distribution Date occuring on 16-Sep-96.

        5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date. [Or if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default.].

        6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

        7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other pursuant to the Agreement. [or, if there is a Lien, such Lien consists of ]

        IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11th day of September 1996 .
                       ----        --------------




                        BANK  ONE,  COLUMBUS,  NA
                        as Servicer

                        By:              /s/ THOMAS FERREE
                              ----------------------------------------------
                              Name:                Thomas   Ferree
                              Title:               Senior Vice President

                         MONTHLY SERVICER'S CERTIFICATE
                             BANK ONE, COLUMBUS, NA

                        BANC ONE CREDIT CARD MASTER TRUST
                                  SERIES 1995-A

          The undersigned, a duly authorized representative of BANK ONE, COLUMBUS, NA, as Servicer ("Bank One"), pursuant to the Pooling and Servicing Agreement dated as of November 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-A Supplement (as amended and supplemented, the "Series Supplement"), between Bank One, as Seller and Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

        1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

        2. Bank One is, as of the date hereof, the Servicer under the Agreement.

        3. The undersigned is a Servicing Officer.

        4. This Certificate relates to the Distribution Date occuring on 16-Sep-96.

        5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date. [Or if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default.].

        6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

        7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other pursuant to the Agreement. [or, if there is a Lien, such Lien consists of ]

        IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11th day of September 1996 .
                       ----        --------------


                        BANK  ONE,  COLUMBUS,  NA
                        as Servicer

                        By:           /s/ THOMAS FERREE
                             --------------------------------------------
                             Name:                Thomas   Ferree
                             Title:               Senior Vice President

                         MONTHLY SERVICER'S CERTIFICATE
                             BANK ONE, COLUMBUS, NA

                        BANC ONE CREDIT CARD MASTER TRUST
                                  SERIES 1995-B

          The undersigned, a duly authorized representative of BANK ONE, COLUMBUS, NA, as Servicer ("Bank One"), pursuant to the Pooling and Servicing Agreement dated as of November 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-B Supplement (as amended and supplemented, the "Series Supplement"), between Bank One, as Seller and Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

        1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

        2. Bank One is, as of the date hereof, the Servicer under the Agreement.

        3. The undersigned is a Servicing Officer.

        4. This Certificate relates to the Distribution Date occuring on 16-Sep-96.

        5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date. [Or if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default.].

        6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

        7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other pursuant to the Agreement. [or, if there is a Lien, such Lien consists of ]

        IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11th day of September 1996 .
                       ----        --------------


                        BANK  ONE,  COLUMBUS,  NA
                        as Servicer

                        By:              /s/ THOMAS FERREE
                             --------------------------------------------
                             Name:                Thomas   Ferree
                             Title:               Senior Vice President

                         MONTHLY SERVICER'S CERTIFICATE
                             BANK ONE, COLUMBUS, NA

                        BANC ONE CREDIT CARD MASTER TRUST
                                  SERIES 1996-A

          The undersigned, a duly authorized representative of BANK ONE, COLUMBUS, NA, as Servicer ("Bank One"), pursuant to the Pooling and Servicing Agreement dated as of November 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-A Supplement dated as of March 27, 1996 (as amended and supplemented, the "Series Supplement"), between Bank One, as Seller and Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

        1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

        2. Bank One is, as of the date hereof, the Servicer under the Agreement.

        3. The undersigned is a Servicing Officer.

        4. This Certificate relates to the Distribution Date occuring on 16-Sep-96.

        5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date. [Or if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default; if applicable].

        6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

        7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement. [or, if there is a Lien, such Lien consists of ]

        IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11th day of September 1996 .
                       ----        --------------


                        BANK  ONE,  COLUMBUS,  NA
                        as Servicer

                        By:              /s/ THOMAS FERREE
                             ------------------------------------------------
                             Name:                Thomas Ferree
                             Title:               Senior Vice President

                         MONTHLY SERVICER'S CERTIFICATE
                             BANK ONE, COLUMBUS, NA

                        BANC ONE CREDIT CARD MASTER TRUST
                                  SERIES 1996-1

          The undersigned, a duly authorized representative of BANK ONE, COLUMBUS, NA, as Servicer ("Bank One"), pursuant to the Pooling and Servicing Agreement dated as of November 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-1 Supplement (as amended and supplemented, the "Series Supplement"), between Bank One, as Seller and Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

        1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

        2. Bank One is, as of the date hereof, the Servicer under the Agreement.

        3. The undersigned is a Servicing Officer.

        4. This Certificate relates to the Distribution Date occuring on 16-Sep-96.

        5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date. [Or if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default; if applicable].

        6. As of the date hereof, to the best knowledge of the undersigned, no Class Pay Out Event has been deemed to have occurred on or prior to such Distribution Date.

        7. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event has been deemed to have occurred on or prior to such Distribution Date.

        8. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement. [or, if there is a Lien, such Lien consists of ]

        IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11th day of September 1996 .
                       ----        --------------


                        BANK  ONE,  COLUMBUS,  NA
                        as Servicer

                        By:             /s/ THOMAS FERREE
                             ------------------------------------------------
                             Name:                Thomas Ferree
                             Title:               Senior Vice President